UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS CONVERTIBLE AND HIGH INCOME FUND

CALAMOS STRATEGIC TOTAL RETURN FUND

CALAMOS GLOBAL TOTAL RETURN FUND

CALAMOS GLOBAL DYNAMIC INCOME FUND

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

May 13, 2025

Dear Shareholder:

You are cordially invited to attend the joint annual meeting of shareholders of each of the funds named above (each, a "Fund"), which will be held on Monday, June 23, 2025, at 4:00 p.m., central time, in the Calamos Café on the lower level of the offices of Calamos Advisors LLC ("Calamos Advisors"), each Fund's investment adviser, 2020 Calamos Court, Naperville, Illinois.

The meeting has been called by the board of trustees of each Fund for the following purposes, as more fully discussed in the proxy statement:

(1)  For each Fund other than Calamos Long/Short Equity & Dynamic Income Trust ("CPZ"), to elect four trustees, to be elected by the holders of common shares and the holders of preferred shares, voting together as a single class, one such trustee to serve until the annual meeting of shareholders in 2026, one such trustee to serve until the annual meeting of shareholders in 2027, and two such trustees to serve until the annual meeting of shareholders in 2028, or, for each such trustee, until his successor is elected and qualified.

(2)  For each Fund other than CPZ, to elect one trustee, to be elected by the holders of preferred shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2028, or until her successor is elected and qualified.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

(3)  To elect five trustees of CPZ, to be elected by the holders of common shares, voting as a single class, one such trustee to serve until the annual meeting of shareholders in 2026, one such trustee to serve until the annual meeting of shareholders in 2027, and three such trustees to serve until the annual meeting of shareholders in 2028, or, for each such trustee, until his or her successor is elected and qualified.

(4)  To consider and act upon any other matters that may properly come before the meeting and at any adjournment or postponement thereof.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposals, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-582-6959.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope or register your vote online or by telephone according to the instructions on the proxy card. This will ensure that your vote is counted, even if you cannot attend the meeting.

Sincerely,

John P. Calamos, Sr.
Trustee and President

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

Answers to Some Important Questions

Q. What am I being asked to vote "For" on this proxy?

A. You are asked to vote for the election of trustees to the board of each Fund for which you are an eligible shareholder.

Q. How does the board of trustees suggest that I vote?

A. The trustees of each Fund unanimously recommend that you vote "For" the nominees on the enclosed proxy card(s).

Q. How can I vote?

A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting — How to Vote."

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope or by registering your vote online or by telephone according to the instructions on the proxy card.

You may vote at the meeting if you attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail or by registering your vote online or by telephone according to the instructions on the proxy card. That will ensure that your vote is counted, should your plans change.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

This information summarizes information that is included
in more detail in the proxy statement. We urge you to read
the proxy statement carefully.

If you have questions, call 1-800-582-6959

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
June 23, 2025

A joint annual meeting of shareholders of each Fund named above (each, a "Fund") has been called to be held in the Calamos Café on the lower level of the offices of Calamos Advisors LLC ("Calamos Advisors"), each Fund's investment adviser, 2020 Calamos Court, Naperville, Illinois at 4:00 p.m., central time, on Monday, June 23, 2025.

The meeting has been called for the following purposes:

The meeting has been called by the board of trustees of each Fund for the following purposes, as more fully discussed in the proxy statement:

(1)  For each Fund other than Calamos Long/Short Equity & Dynamic Income Trust ("CPZ"), to elect four trustees, to be elected by the holders of common shares and the holders of preferred shares, voting together as a single class, one such trustee to serve until the annual meeting of shareholders in 2026, one such trustee to serve until the annual meeting of shareholders in 2027, and two such trustees to serve until the annual meeting of shareholders in 2028, or, for each such trustee, until his successor is elected and qualified.

(2)  For each Fund other than CPZ, to elect one trustee, to be elected by the holders of preferred shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2028, or until her successor is elected and qualified.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

(3)  To elect five trustees of CPZ, to be elected by the holders of common shares, voting as a single class, one such trustee to serve until the annual meeting of shareholders in 2026, one such trustee to serve until the annual meeting of shareholders in 2027, and three such trustees to serve until the annual meeting of shareholders in 2028, or, for each such trustee, until his or her successor is elected and qualified.

(4)  To consider and act upon any other matters that may properly come before the meeting and at any adjournment or postponement thereof.

Shareholders of record as of the close of business on May 5, 2025, are entitled to notice of, and to vote at, the meeting (or any postponement or adjournment of the meeting).

Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy card promptly using the enclosed postage-paid envelope. The enclosed proxy card, when returned properly executed, will be voted in the manner directed in the proxy statement. You may also vote by phone or Internet by following the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on June 23, 2025: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy.

By Order of the Board of Trustees of each Fund,

Erik D. Ojala
Secretary

May 13, 2025
Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) OR REGISTER YOUR VOTE ONLINE OR BY TELEPHONE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE AT THE MEETING IF YOU ATTEND THE MEETING.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND ("CHI")

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND ("CHY")

CALAMOS® STRATEGIC TOTAL RETURN FUND ("CSQ")

CALAMOS® GLOBAL TOTAL RETURN FUND ("CGO")

CALAMOS® GLOBAL DYNAMIC INCOME FUND ("CHW")

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND ("CCD")

CALAMOS® LONG/SHORT EQUITY & DYNAMIC INCOME TRUST ("CPZ")

2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

JOINT PROXY STATEMENT

Joint Annual Meeting of Shareholders
June 23, 2025

This joint proxy statement is being sent to you by the board of trustees of each Fund named above (each, a "Fund"). The board of each Fund is asking you to complete and return the enclosed proxy card(s) or register your vote online or by telephone, permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on June 23, 2025. Shareholders of record at the close of business on May 5, 2025 (the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about May 13, 2025. Each Fund's board has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund's annual report to shareholders for the fiscal year ended October 31, 2024. If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

CALAMOS ADVISORS LLC, each Fund's investment adviser, is referred to as "Calamos Advisors." Calamos Advisors registered with the SEC effective May 29, 1987, and is a wholly owned subsidiary of CALAMOS INVESTMENTS LLC ("CILLC"). CILLC's assets under management as of December 31, 2024, were $40 billion ($38 billion of which represented Calamos Advisors' assets under management). CALAMOS ASSET MANAGEMENT, INC. ("CAM") is the sole manager of CILLC.

As of December 31, 2024, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CALAMOS PARTNERS LLC ("CPL") and John P. Calamos, Sr. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and CPL was owned by John S. Koudounis and CALAMOS FAMILY PARTNERS, INC. ("CFP"). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr. The Funds and Calamos Advisors may be contacted at the same address noted above.

ELECTION OF TRUSTEES

For each Fund other than CPZ, John S. Koudounis and Lloyd A. Wennlund are to be elected to the board for a three-year term by the holders of the common shares and preferred shares, voting together as a single class. Jeffrey S. Phlegar is to be elected to the board of each Fund other than CPZ for a two-year term by the holders of the common shares and preferred shares, voting together as a single class. Hugh P. Armstrong is to be elected to the board of each Fund other than CPZ for a one-year term by the holders of the common shares and preferred shares, voting together as a single class. Lloyd A. Wennlund is currently a trustee of each Fund.

For each Fund other than CPZ, preferred shareholders are entitled, as a class, to the exclusion of the holders of all other classes of shares of a Fund, to elect two trustees of the Fund to serve a three-year term (regardless of the total number of trustees serving on the Board). These trustees are up for election in 2025 and 2026, respectively. One of these trustees, Virginia G. Breen, is a nominee to be considered at the Meeting. The nominee is currently a trustee of each Fund.

For CPZ, Virginia G. Breen, John S. Koudounis and Lloyd A. Wennlund are to be elected to the board for a three-year term by the holders of the common shares, voting as a single class. Jeffrey S. Phlegar is to be elected to the board of CPZ for a two-year term by the holders of the common shares, voting as a single class. Hugh P. Armstrong is to be elected to the board of CPZ for a one-year term by the holders of the common shares, voting as a single class. Virginia G. Breen and Lloyd A. Wennlund are currently trustees of the Fund.

Unless otherwise directed, the persons named on the accompanying proxy card(s) intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are seven trustees. In accordance with each Fund's Agreement and Declaration of Trust, its board of trustees is divided into three classes, each consisting, of, as nearly as possible, one-third of the total number of trustees. The terms of the trustees of the different classes are staggered.

The terms of Virginia G. Breen and Lloyd A. Wennlund will expire at the annual meeting of shareholders in 2025. The terms of John P. Calamos, Sr., William R. Rybak, and Christopher M. Toub will expire at the annual meeting of shareholders in 2026. The terms of John E. Neal and Karen L. Stuckey will expire at the annual meeting of shareholders in 2027. Mr. Rybak and Ms. Breen are the trustees who are elected solely by the holders of the preferred shares of each Fund, to the extent there are preferred shares outstanding. The term of Ms. Breen and Mr. Rybak expire in 2025 and 2026, respectively.

If elected at the meeting to serve on the board of each Fund, nominees Hugh P. Armstrong, Jeffrey S. Phlegar, and John S. Koudounis will hold office for a one-year, two-year, and three-year term, respectively, beginning September 1, 2025 or such other date as incumbent Trustees may determine.

If elected at the meeting to serve on the board of each Fund, Virginia G. Breen and Lloyd A. Wennlund will hold office for a three-year term beginning June 23, 2025, until the 2028 annual meeting or until his or her successor is duly elected and qualified.

If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

In the case of a failure to elect trustees at the meeting, each incumbent Trustee shall hold-over as trustee until he or she sooner dies, resigns, retires, or is disqualified or removed from office or until the election at an annual meeting and the qualification of his or her successor.

The following tables set forth the trustees' and nominees' position(s) with each Fund, year of birth, principal occupation during the past five years, other directorships, and the year in which they first became trustees of the respective Funds.

Nominee for election at the meeting who is an interested person of any Fund:

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee		Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
John S. Koudounis (1966)	Nominee	70	^ (if elected)	President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer (since 2022), Calamos Antetokounmpo Asset Management LLC; prior thereto, Director, Calamos Asset Management, Inc. (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.	More than 25 years of experience in the financial services industry

Nominees for election at the meeting who are not interested persons of any Fund:

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee		Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Hugh P. Armstrong (1961)	Nominee	68	(if elected)	Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Trustee and Treasurer of Denver Ballet Guild Endowment Trust (since 2021); Trustee of the Friends of Queen's University of Belfast, (since 2024); Former Chair of the Board and Trustees of St. Mary's Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)	More than 25 years of experience in the financial services industry

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee		Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Jeffrey S. Phlegar (1966)	Nominee	68	(if elected)	Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein, Fixed Income Investors (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018 through Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member – Brewer Lane Ventures Fund I & II (2020-Present)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Virginia G. Breen (1964)	Trustee (of CHI, CHY, CSQ, CGO, CHW and CCD since 2015, and of CPZ since 2017)	68	Private investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)**; Director Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)	Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Lloyd A. Wennlund (1957)	Trustee (of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ since 2018)	68	Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

*  The address of each nominee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Continuing trustees who are not interested persons of any Fund:

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee		Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
John E. Neal (1950)	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007, of CCD since 2015, and of CPZ since 2017); Lead Independent Trustee (since July 2019)	70	^	Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); formerly, Director, Centrust Bank (Northbrook, Illinois community bank) (until 2024); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)	Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Karen L. Stuckey (1953)	Trustee (of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ since 2019)	68	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
William R. Rybak (1951)	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007, of CCD since 2015 and of CPZ since 2017)	68	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023); Jackson Real Assets Fund (since 2024) (interval fund), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020), and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)*****; formerly Trustee, Lewis University (2012-2024); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)	Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Christopher M. Toub (1959)	Trustee (of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ since 2019)	68	Private investor; formerly Director of Equities, Alliance Bernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

^  Mr. Neal is the only Trustee of the Trust who oversees the Calamos Aksia Alternative Credit and Income Fund and the Calamos Aksia Private Equity and Alternatives Fund. Mr. Koudounis is the only Nominee of the Trust who oversees the Calamos Aksia Alternative Credit and Income Fund and the Calamos Aksia Private Equity and Alternatives Fund.

*  The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  Overseeing 39 portfolios in fund complex.

***  Overseeing 23 portfolios in fund complex.

****  Overseeing three portfolios in fund complex.

*****  Overseeing 131 portfolios in fund complex.

Continuing trustee who is an interested persons of any Fund:

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
John P. Calamos, Sr.** (1940)	Chairman, Trustee and President (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007, of CCD since 2015, and of CPZ since 2017)	68	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC ("Calamos Advisors") and its predecessor and Calamos Wealth Management LLC ("CWM"); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC ("CFS") and its predecessor, CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

*  The address of the trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  Mr. Calamos is a trustee who is an "interested person" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is an officer of each Fund and is an affiliated person of Calamos Advisors and CFS.

Officers. John P. Calamos, Sr. is president of each Fund. The earlier table gives more information about Mr. Calamos. The following table sets forth each other officer's name and year of birth, position with the Funds, principal occupation during the past five years, and the date on which he first became an officer of the Funds. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Stephen Atkins (1965)	Treasurer (of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ since 2020)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Thomas P. Kiley III (1968)	Vice President (since 2024)

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)

Thomas E. Herman (1961)

Vice President (of CHI, CHY, CSQ, CGO, CHW and CCD since 2016, and of CPZ since 2017) and Chief Financial Officer (of CHI, CHY, CSQ, CGO, CHW and CCD from 2016-2017, and of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ since 2019)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Name, Year of Birth and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Erik D. Ojala (1975)	Vice President and Secretary (since September 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (of CHI, CHY, CSQ, CGO, CHW and CCD since 2016, and of CPZ since 2017)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (of CHI, CHY, CSQ and CGO since 2005, of CHW since 2007, of CCD since 2015, and of CPZ since 2017)	Chief Compliance Officer, Calamos Funds (since 2005)
Daniel Dufresne (1974)	Vice President (since 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

*  The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Boards of Trustees. Each Fund's board of trustees currently has five standing committees:

Executive Committee. Messrs. Calamos and Neal are members of the executive committee of each board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of each Fund.

Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee of each board. Each dividend committee is authorized, subject to board review, to declare distributions on the respective Fund's shares in accordance with the Fund's distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Neal, Rybak (Chair), Toub, and Wennlund and Mses. Breen and Stuckey serve on the audit committee of each board. The audit committees operate under a written charter adopted and approved by each board, a copy of which is available on the Funds' website, www.calamos.com. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors' performance, review the results of each Fund's audit, determine whether to recommend to the board that the Fund's audited financial statements be included in the Fund's annual report and respond to other matters deemed appropriate by the boards. Each committee member is "independent" as defined by the NASDAQ Listing Rules and is not an interested person of the Fund as defined in the 1940 Act. The board of each Fund has determined that each member of its audit committee is financially literate and that at least one of its members has prior accounting or related financial management experience. Messrs. Neal, Rybak, and Toub, and Mses. Breen and Stuckey have been determined by the board to be audit committee financial experts for each Fund.

Governance Committee. Messrs. Neal, Rybak, Toub, and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee of each board. Each committee member is "independent" as defined by the NASDAQ Listing Rules and is not an "interested person" of the Funds as defined in the 1940 Act. The governance committees operate under a written charter adopted by each board, a copy of which is available on the Funds' website, www.calamos.com. The governance committees oversee the independence and effective functioning of the boards of trustees and endeavors to be informed about good practices for investment company boards. The committees also make recommendations to their respective boards regarding compensation of independent trustees.

The governance committees also function as nominating committees by making recommendations to the boards of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third-party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committees with respect to the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written committee charter. Any prospective candidate is interviewed by the Funds' trustees and officers, and references are checked prior to initial nomination. The governance committees will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committees for their consideration. Procedures for nominating a candidate are set forth in Appendix A to this proxy statement.

Except to the extent that such requirements are waived by a majority of the Continuing Trustees (as defined in each Fund's Agreement and Declaration of Trust)1 then in office at the time of nomination of such trustee, only persons satisfying the following qualification requirements may be nominated, elected, appointed, qualified or seated ("nominated or seated") to serve as trustee:

(A) An individual nominated or seated as a trustee shall be at least twenty-one years of age and not older than the mandatory retirement age determined from time to time by the trustees or a committee of the trustees, in each case at the time the individual is nominated or seated.

(B) An individual nominated or seated as a trustee shall, at the time the individual is nominated or seated, serve as a trustee or director of no more than 5 investment companies (including the applicable Fund) having securities registered under the Exchange Act (investment companies or individual series thereof having the same investment adviser or investment advisers affiliated through a control relationship shall all be counted as a single company for this purpose).

1  A "Continuing Trustee" is defined in each Fund's Agreement and Declaration of Trust as a Trustee who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Trust's operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board of Trustees.

(C) An individual nominated or seated as a trustee shall not serve or have served within the past three (3) years as a trustee of any closed-end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed-end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed-end investment company or had served as a trustee since the inception of such closed-end investment company.

(D) Except as set forth in the By-Laws of each Fund, an individual nominated or seated as a trustee shall not be an employee, officer, partner, member, trustee, director or 5% or greater shareholder in any investment adviser (other than the applicable Fund's investment adviser or any investment adviser affiliated with such Fund's investment adviser), collective investment vehicle primarily engaged in the business of investing in "investment securities" (as defined in the 1940 Act) (an "investment company") or entity controlling or controlled by any investment adviser (other than the applicable Fund's investment adviser or any investment adviser affiliated with such Fund's investment adviser) or investment company.

(E) An individual nominated or seated as a trustee shall not be and shall not have been subject to any censure, order, consent decree (including consent decrees in which the respondent has neither admitted nor denied the findings) or adverse final action of any federal, state or foreign governmental or regulatory authority (including self-regulatory organizations), barring or suspending such individual from participation in or association with any investment-related business or restricting such individual's activities with respect to any investment-related business, nor shall an individual nominated or seated as a trustee be the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or seated as a trustee failing to satisfy the requirements of this paragraph, nor shall any individual nominated or seated as a trustee be or have engaged in any conduct that has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Commission censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended.

(F) An individual nominated or seated as a trustee shall not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving moral turpitude, dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof.

(G) An individual nominated or seated as a trustee shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(b) of the 1940 Act that would permit, or could reasonably have been expected or would reasonably be expected to permit, the Securities and Exchange Commission (the "SEC") by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from serving or acting as an employee, officer, trustee, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of such investment adviser, depositor, or principal underwriter.

Valuation Committee. Messrs. Neal, Rybak, Toub, Wennlund (Chair) and Mses. Breen and Stuckey, serve on the valuation committee of each board. Each committee member is "independent" as defined by the NASDAQ Listing Rules and is not an "interested person" of the Funds as defined in the 1940 Act. The valuation committees operate under a written charter approved by each board. The valuation committees oversee valuation matters of each Fund delegated to the valuation designee, including the fair valuation determinations and methodologies proposed and utilized by the valuation designee, review the Funds' valuation procedures and their application by the valuation designee, review pricing errors and procedures for calculation of net asset value of each Fund and respond to other matters deemed appropriate by each board.

If elected to the board, it is anticipated that Mr. Armstrong and Mr. Phlegar will each serve on each Fund's Audit Committee, Governance Committee and Valuation Committee.

The following table shows the number of meetings the board and standing committees of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ held during the fiscal year ended October 31, 2024:

	CHI	CHY	CSQ	CGO	CHW	CCD	CPZ
Board of Trustees	6	6	6	6	6	6	6
Executive Committee	0	0	0	0	0	0	0
Audit Committee	4	4	4	4	4	4	4
Governance Committee	2	2	2	2	2	2	2
Dividend Committee*	0	0	0	0	0	0	0
Valuation Committee	4	4	4	4	4	4	4
Refinancing Committee**	0	0	0	0	0	0	0

*  Although the Funds' Dividend Committee held no meetings, the Dividend Committees acted by written consent on twelve occasions.

**  The Refinancing Committee is an ad hoc committee of each fund's board of trustees other than CPZ. The Refinancing Committee assists each such board in fulfilling its responsibilities with regard to the respective fund's mandatory redeemable preferred shares.

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of each Fund held during the fiscal year ended October 31, 2024.

Leadership Structure and Qualifications of the Board of Trustees. Each Fund's board of trustees is responsible for oversight of their respective Fund. Each Fund has engaged Calamos Advisors to manage that Fund on a day-to-day basis. Each board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of their respective Fund.

Each board of trustees is currently composed of seven members, six of whom are non-interested trustees. If the nominees are elected at the meeting of shareholders, each board of trustees will be composed of ten members, eight of whom will be non-interested trustees. Each board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, each board of trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, each board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and establishes ad hoc committees such as the Refinancing Committee or working groups from time-to-time, to assist each board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to each Fund.

The chairman of each board of trustees is an "interested person" of each Fund (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Funds. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Funds' non-interested trustees. The trustees believe that each board of trustees' leadership structure is appropriate given the characteristics and circumstances of the Funds. The trustees also believe that this structure facilitates the exercise of each board of trustees' independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

Each board of trustees, including the independent trustees, has unanimously concluded that, based on each trustee's and each nominee's experience,

qualifications, attributes or skills on an individual basis and in combination with those of the other trustees and nominees, each continuing trustee should serve, and each nominee should be nominated to serve, as a member of each Board.

In making this determination, the board of trustees has taken into account the actual service of the current trustees during their tenure in concluding that each should continue to serve or be nominated to serve.

The board of trustees also has considered each trustee's and each nominee's background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee and nominee that led each board of trustees to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Toub and Wennlund has served for multiple years as a trustee of the Funds. In addition, each of Mses. Breen and Stuckey and Messrs. Armstrong, Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Phlegar, Rybak, Toub, and Wennlund has earned a Masters of Business Administration degree.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, each board of trustees oversees risk through various regular board and committee activities. Each board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Funds' Compliance Officer, the Funds' independent registered public accounting firm, independent outside legal counsel, and internal auditors of (or retained by) Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos Advisors and other service providers to the Funds. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Trustee Compensation. The Funds do not compensate any of the trustees who are interested persons of Calamos Advisors.

The compensation paid to the non-interested trustees of the Funds in the Fund Complex for their services as such consists of an annual retainer fee in the amount of $210,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any special board meeting attended in person, and $3,500 for any special board meeting attended by telephone. If Messrs. Armstrong and Phlegar are elected to the boards of trustees of the Funds, they will receive the same compensation as the other non-interested trustees. The following table sets forth information with respect to the compensation paid by the Funds and the Fund Complex during the fiscal year ended October 31, 2024, to each of the trustees then serving.

Name	CHI	CHY	CSQ	CGO	CHW	CCD	CPZ	Fund Complex*
John P. Calamos, Sr.	$0	$0	$0	$0	$0	$0	$0	$0
John E. Neal**	$7,968	$8,485	$21,528	$2,462	$5,221	$5,935	$4,104	$301,250
William R. Rybak	$7,612	$8,105	$20,566	$2,352	$4,988	$5,669	$3,921	$231,250
Virginia G. Breen	$8,682	$9,244	$23,451	$2,682	$5,688	$6,466	$4,472	$261,250
Lloyd A. Wennlund	$7,255	$7,725	$19,605	$2,241	$4,754	$5,403	$3,737	$221,250
Karen L. Stuckey	$7,612	$8,105	$20,566	$2,352	$4,988	$5,669	$3,921	$231,250
Christopher M. Toub	$7,255	$7,725	$19,605	$2,241	$4,754	$5,403	$3,737	$221,250

*  The Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund (pending registration) and the Funds.

**  Includes fees deferred during the year pursuant to the deferred compensation plan described below.

The Funds in the Fund Complex have adopted a deferred compensation plan for non-interested trustees (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan ("participating trustees") may defer receipt of all or a portion of his or her compensation from the Funds in the Fund Complex in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to the trustee's deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan. As of October 31, 2024, the value of the deferred compensation accounts for Mr. Neal was $3,153,951.

Certain Relationships and Related Transactions. Each Fund has entered into an Investment Management Agreement with Calamos Advisors. According to the terms of those agreements, Calamos Advisors provides portfolio management services to each Fund in consideration for fees based on the Fund's managed assets.

Required Vote. The trustee or trustees of a Fund elected by all preferred and common shareholders voting together will be elected by the vote of a majority of all preferred and common shares of the Fund outstanding and entitled to vote. The trustee of a Fund elected solely by the holders of common shares will be elected by the vote of a majority of the common shares of the Fund outstanding and entitled to vote. The trustee of a Fund elected solely by the holders of preferred shares will be elected by the vote of a majority of the preferred shares of the Fund outstanding and entitled to vote. Each share is entitled to one vote.

Board Recommendation

Each Fund's board of trustees unanimously recommends that shareholders of each Fund vote "For" the nominees.

OTHER MATTERS

Each Fund's board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the respective Fund did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Unless a matter is specific to a particular class of shares, holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders. At the record date, the Funds had the following numbers of shares issued and outstanding:

	Common Shares	Preferred Shares
CHI	77,871,531	5,310,000
CHY	79,301,754	5,780,000
CSQ	160,369,635	12,920,000
CGO	9,827,294	520,000
CHW	63,864,387	1,940,000
CCD	27,054,934	3,670,000
CPZ	19,632,194	—

At March 31, 2025, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended ("Exchange Act")) common shares of the Funds and of all Funds in the "family of investment companies" having values within the indicated dollar ranges. Messrs. Armstrong and Phlegar, who are not currently trustees of the Funds, did not beneficially own shares of any Fund as of March 31, 2025.

Trustee	CHI	CHY	CSQ	CGO
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John E. Neal	None	None	None	None
William R. Rybak	$50,001- $100,000	$50,001- $100,000	Over $100,000	None
Virginia G. Breen	None	None	None	None
Lloyd A. Wennlund	$10,001- $50,000	$10,001- $50,000	None	None
Karen L. Stuckey	None	None	None	None
Christopher M. Toub	None	None	None	None
John S. Koudounis[2]	None	None	Over $100,000	None
Trustee	CHW	CCD	CPZ	Aggregate Dollar Range of Shares in the Family of Investment Companies
John P. Calamos, Sr.[1]	None	Over $100,000	Over $100,000	Over $100,000
John E. Neal	None	None	None	Over $100,000
William R. Rybak	None	None	None	Over $100,000
Virginia G. Breen	None	None	None	Over $100,000
Lloyd A. Wennlund	None	None	$10,001- $50,000	Over $100,000
Karen L. Stuckey	None	None	None	Over $100,000
Christopher M. Toub	None	None	$10,001- $50,000	Over $100,000
John S. Koudounis[2]	None	None	None	Over $100,000

1  Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by CILLC, its subsidiaries, and its parent companies (CAM and CPL, and its parent, CFP) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

2  Trustee Nominee.

At March 31, 2025, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of common shares of the Funds (or percentage of outstanding shares) as follows:

Trustee	CHI		CHY		CSQ		CGO
John P. Calamos, Sr.	23,860	*	190,936	*	228,078	*	181,043	1.8%
John E. Neal	0	*	0	*	0	*	0	*
William R. Rybak	6,141	*	6,533	*	6,654	*	0	*
Virginia G. Breen	0	*	0	*	0	*	0	*
Lloyd A. Wennlund	4,969	*	4,650	*	0	*	0	*
Karen L. Stuckey	0	*	0	*	0	*	0	*
Christopher M. Toub	0	*	0	*	0	*	0	*
John S. Koudounis**	0	*	0	*	15,830	*	0	*
Trustees and Officers as a group (15 persons)	35,501	*	203,669	*	255,562	*	181,043	1.8%

Trustee	CHW		CCD		CPZ
John P. Calamos, Sr.	16,384	*	1,450,159	5.4%	136,028	*
John E. Neal	0	*	0	*	0	*
William R. Rybak	0	*	0	*	0	*
Virginia G. Breen	0	*	0	*	0	*
Lloyd A. Wennlund	0	*	0	*	2,787	*
Karen L. Stuckey	0	*	0	*	0	*
Christopher M. Toub	0	*	0	*	3,000	*
John S. Koudounis**	0	*	0	*	0	*
Trustees and Officers as a group (15 persons)	0	*	1,388,960	5.2%	169,849	*

*  Indicates less than 1%.

**  Trustee Nominee.

At March 31, 2025, no trustee or officer held preferred shares of any Fund.

At the record date, the following persons were known to own beneficially more than 5% of the outstanding securities of each of the following Funds:

Fund	Class of Shares		Shares Held	Percentage Held
CHI	Common	Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	13,629,601	17.5%
		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	11,554,438	14.8%
		Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	7,542,642	9.7%
		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	6,894,637	8.9%
		UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	6,252,664	8.0%
		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	5,260,935	6.8%

Fund	Class of Shares		Shares Held	Percentage Held
	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	796,000	59.4%
		Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	280,000	20.9%
		Great-West Life & Annuity Insurance Company, 8525 East Orchard Road #1T3 Greenwood Vlg CO 80111	264,000	19.7%
	Series D Mandatory Redeemable Preferred Shares	The Northwest Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	480,000	36.4%
		Metropolitan Life Insurance Company, c/o Metlife Investment Mgmt LLC Investments Private Placements One Metlife Way Whippany NJ 07981	404,000	30.6%
		Thrivent Financial for Lutherans, Investment Division – Private Placements 901 Marquette Ave Suite 2500 Minneapolis MN 55402	400,000	30.3%

Fund	Class of Shares		Shares Held	Percentage Held
	Series E Mandatory Redeemable Preferred Shares	Metropolitan Life Insurance Company, c/o Metlife Investment Mgmt LLC Investments Private Placements One Metlife Way Whippany NJ 07981	680,000	51.1%
		The Northwest Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	650,000	48.9%
	Series G Mandatory Redeemable Preferred Shares	Metropolitan Life Insurance Company, c/o Metlife Investment Mgmt LLC Investments Private Placements One Metlife Way Whippany NJ 07981	656,000	49.7%
		The Northwest Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	480,000	36.4%
		Hare & Co LLC, Zurich Ins Co Ltd as a Member of the Zurich Reinsurance US Joint Venture c/o Metlife Investment Private Placements One Metlife Way Whippany NJ 07981	92,000	7.0%
		Metropolitan Tower Life Insurance Company, Attn Bill Gardner/Irma Yanez Soto Investments Private Placements One Metlife Way Whippany NJ 07981	92,000	7.0%

Fund	Class of Shares		Shares Held	Percentage Held
CHY	Common	Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	16,415,279	20.7%
		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	10,290,673	13.0%
		Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	10,001,854	12.6%
		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	8,442,582	10.7%
		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	4,829,746	6.1%
		LPL Financial Co. Kristin Kennedy 1055 LPL Way Fort Mill, SC 29715	4,603,695	5.8%
		AEIS Inc. Attn: Erin M. Stieller 682 AMP Financial Center Minneapolis, MN 55474	4,171,585	5.3%

Fund	Class of Shares		Shares Held	Percentage Held
	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	924,000	62.4%
		Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	280,000	18.9%
		Great-West Life & Annuity Insurance Company, 8525 East Orchard Road #1T3 Greenwood Vlg CO 80111	276,000	18.7%
	Series D Mandatory Redeemable Preferred Shares	The Northwest Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	480,000	34.3%
		Metropolitan Life Insurance Company, Attn Bill Gardner One Metlife Way Whippany NJ 07981	476,000	34.0%
		Thrivent Financial for Lutherans, Investment Division – Private Placements 901 Marquette Ave Suite 2500 Minneapolis MN 55402	400,000	28.6%
	Series E Mandatory Redeemable Preferred Shares	Metropolitan Life Insurance Company, Attn Bill Gardner One Metlife Way Whippany NJ 07981	740,000	50.7%

Fund	Class of Shares		Shares Held	Percentage Held
		The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	720,000	49.3%
	Series G Mandatory Redeemable Preferred Shares	The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	640,000	44.4%
		Metropolitan Life Insurance Company, Attn Bill Gardner One Metlife Way Whippany NJ 07981	624,000	43.3%
		Hare & Co LLC, Zurich Insurance Co Ltd as a Member of the Zurich Reinsurance US Joint Venture c/o Metlife Investment Mgmt Private Placements One Metlife Way Whippany NJ 07981	108,000	7.5%
CSQ	Common	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	26,404,571	16.5%
		UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	22,422,160	14.0%
		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	18,385,610	11.5%

Fund	Class of Shares		Shares Held	Percentage Held
		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	16,265,695	10.1%
		Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	13,431,436	8.4%
		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	11,492,033	7.2%
		Raymond James & Associates, Inc. Attn: Roberta Green 880 Carilion Parkway St. Petersburg, FL 33716	10,183,831	6,4%
	Series C Mandatory Redeemable Preferred Shares	Thrivent Financiak for Lutherans, Attn Investment Division 625 Fourth Avenue South Minneapolis MN 55415	720,000	22.2%
		CUDD & Co, Employers Reassurance Corporation c/o Metlife Investment Advisors LLC One Metlife Way Attn: Bill Garner Whippany NJ 07981	640,000	19.8%
		Metlife Insurance KK, Tokyo Garden Terrace Kioi Tower 25F 1-3 Kioicho Chiyoda-Ku Tokyo, 102-8525 Japan	348,000	10.7%

Fund	Class of Shares		Shares Held	Percentage Held
		Metlife Insurance KK, Tokyo Garden Terrace Kioi Tower 25F 1-3 Kioicho Chiyoda-Ku Tokyo, 102-8525 Japan	316,000	9.8%
		Sun Life Assurance Company of Canada, Attn David Belanger One Sun Life Executive Park Wellesley HLS MA	240,000	7.4%
		Metropolitan Life Insurance Company, 200 Park Avenue New York NY 10166	220,000	6.8%
		Sun Life Assurance Company of Canada, Attn David Belanger One Sun Life Executive Park Wellesley HLS MA	180,000	5.6%
	Series D Mandatory Redeemable Preferred Shares	Equitable Financial Life Insurance Company, c/o Alliance Bernstein LP 501 Commerce Street 19th Floor Nashville TN 37203	1,480,000	59.7%
		Brighthouse Life Insurance Company, Attn William Gardner Director c/o Metlife Investment Advisors LLC Investments One Metlife Way Whippany NJ 07981	600,000	24.2%
		Arch Reinsurance Ltd, c/o Sun Life Assurance Company of Canada 302D36 Ontario ON	280,000	11.3%

Fund	Class of Shares		Shares Held	Percentage Held
	Series F Mandatory Redeemable Preferred Shares	Voya Retirement Insurance and Annuity Company, c/o Voya Investment Management LLC Attn: Operations/Settlements 5780 Powers Ferry Road Suite 300 Atlanta GA 30327	496,000	12.4%
		Athene Annuity and Life Company, c/o Appollo Global Management Inc Attn: Private Fixed Income 7700 Mills Civic Parkway WDM IA 50366	352,000	8.8%
		Brighthouse Life Insurance Company, c/o Metlife Investment Mgmt LLC Investments – Private Placements One Metlife Way Whippany NJ 07981	320,000	8.0%
		Athene Annuity and Life Company, c/o Appollo Global Management Inc Attn: Private Fixed Income 7700 Mills Civic Parkway WDM IA 50366	308,000	7.7%
		Athene Annuity and Life Company, c/o Appollo Global Management Inc Attn: Private Fixed Income 7700 Mills Civic Parkway WDM IA 50366	300,000	7.5%

Fund	Class of Shares		Shares Held	Percentage Held
		Athene Annuity and Life Company, c/o Appollo Global Management Inc Attn: Private Fixed Income 7700 Mills Civic Parkway WDM IA 50366	200,000	5.0%
		Athene Annuity and Life Company, c/o Appollo Global Management Inc Attn: Private Fixed Income 7700 Mills Civic Parkway WDM IA 50366	200,000	5.0%
		Athene Annuity and Life Company, c/o Appollo Global Management Inc Attn: Private Fixed Income 7700 Mills Civic Parkway WDM IA 50366	200,000	5.0%
		Athene Annuity and Life Company, c/o Appollo Global Management Inc Attn: Private Fixed Income 7700 Mills Civic Parkway WDM IA 50366	200,000	5.0%
	Series G Mandatory Redeemable Preferred Shares	Northwest Mutual Life Insurance Company, Attn Securities Department 720 East Wisconsin Avenue Milwaukee WI 53202	1,200,000	37.5%
		Americo Financial Life & Annuity Insurance Company, Attn: Kim Robbins Americo Life Inc 300 West 11th Street Kansas City MO 64105	760,000	23.8%

Fund	Class of Shares		Shares Held	Percentage Held
		Thornburg Strategic Income Fund, 2300 N Ridgetop Rd Santa Fe NM 87506	510,000	15.9%
		Thornburg Limited Term Income Fund, 2300 N Ridgetop Rd Santa Fe NM 87506	370,000	11.6%
CGO	Common	Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	1,991,342	20.3%
		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	1,582,007	16.1%
		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	1,154,726	11.8%
		LPL Financial Co. Kristin Kennedy 1055 LPL Way Fort Mill, SC 29715	1,121,288	11.4%
		Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	555,613	5.7%
		BNY Mellon Attn: Event Creation STE 153-0300 525 William Penn Place Pittsburgh, PA 15259	517,723	5.3%

Fund	Class of Shares		Shares Held	Percentage Held
	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	112,000	70.0%
		Great-West Life & Annuity Insurance Company, 8525 East Orchard Road #1T3 Greenwood Vlg CO 80111	48,000	30.0%
	Series D Mandatory Redeemable Preferred Shares	The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	200,000	100.0%
	Series E Mandatory Redeemable Preferred Shares	The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	160,000	100.0%
CHW	Common	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	16,708,046	26.2%
		Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	8,812,322	13.8%
		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	6,548,931	10.3%

Fund	Class of Shares		Shares Held	Percentage Held
		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	5,256,497	8.2%
		LPL Financial Co. Kristin Kennedy 1055 LPL Way Fort Mill, SC 29715	3,695,719	5.8%
		BNY Mellon Attn: Event Creation STE 153-0300 525 William Penn Place Pittsburgh, PA 15259	3,648,384	5.7%
	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main St Suite 2200 PO Box 15189 Springfield MA 0115-5189	636,000	72.3%
		Great-West Life & Annuity Insurance Company, 8525 East Orchard Road #1T3 Greenwood Vlg CO 80111	164,000	18.6%
		Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	80,000	9.1%
	Series D Mandatory Redeemable Preferred Shares	The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	200,000	100.0%

Fund	Class of Shares		Shares Held	Percentage Held
	Series E Mandatory Redeemable Preferred Shares	Metropolitan Mutial Life Insurance Company, C/P Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	440,000	51.2%
		The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 5320	420,000	48.8%
CCD	Common	Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	3,902,515	14.4%
		Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	3,246,878	12.0%
		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	3,131,184	11.6%
		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	2,749,147	10.2%
		AEIS Inc. Attn: Erin M. Stieller 682 AMP Financial Center Minneapolis, MN 55474	1,719,290	6.4%
		Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	1,710,921	6.3%

Fund	Class of Shares		Shares Held	Percentage Held
		JPMorgan Chase 500 Stanton Attn: Christiana Road OPS 4th Floor Newark, DE 19713-2017	1,459,539	5.4%
	Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	616,000	71.6%
		Great-West Life & Annuity Insurance Company, 8525 East Orchard Road #1T3 Greenwood Vlg CO 80111	164,000	19.1%
		Massachusetts Mutual Life Insurance Company, c/o Barings LLC 1500 Main Street Suite 2200 PO Box 15189 Springfield MA 0115-5189	80,000	9.3%
	Series D Mandatory Redeemable Preferred Shares	The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	480,000	42.9%
		Metropolitan Life Insurance Company, Attn Bill Gardner One Metlife Way Whippany NJ 07981	404,000	36.1%

Fund	Class of Shares		Shares Held	Percentage Held
		Thrivent Financial for Lutherans, Investment Division – Private Placements 901 Marquette Ave Suite 2500 Minneapolis MN 55402	200,000	17.9%
	Series E Mandatory Redeemable Preferred Shares	Metropolitan Life Insurance Company, Attn Bill Gardner One Metlife Way Whippany NJ 07981	440,000	51.8%
		The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	410,000	48.2%
	Series G Mandatory Redeemable Preferred Shares	Metropolitan Life Insurance Company, Attn Bill Gardner One Metlife Way Whippany NJ 07981	400,000	47.6%
		The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave Milwaukee WI 53202	400,000	47.6%
CPZ	Common	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	2,990,822	15.2%
		Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	2,143,894	10.9%

Fund	Class of Shares		Shares Held	Percentage Held
		Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	1,974,257	10.1%
		National Financial Services LLC Attn: Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	1,777,884	9.1%
		Raymond James & Associates, Inc. Attn: Roberta Green 880 Carilion Parkway St. Petersburg, FL 33716	1,639,902	8.4%
		UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	1,615,663	8.2%

To each of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ's knowledge, no change in control of such Fund has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card or in accordance with the voting instructions received online or by telephone, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope. Alternatively, call the toll-free number on the proxy card or access the internet address on the proxy card.

Expenses. The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Calamos Advisors, the Funds' transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding. The Funds reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-800-582-6959 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds' offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Quorum, Voting at the Meeting, and Adjournment. For any matter that may properly come before the meeting of a Fund, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. If a quorum is present with respect to any one or more proposals, the chairman of the meeting may, but shall not be required to, cause a vote to be taken with respect to any such proposal or proposals which vote can be certified as final and effective notwithstanding the adjournment of the meeting with respect to any other proposal or proposals. A proposal for adjournment of the meeting for a Fund may be approved by the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy. In addition, the meeting may be adjourned by the chairman of the meeting for any reason. Prior to the date the meeting is to be held, the board of each Fund or the president may postpone the meeting one or more times for any reason to a date not more than ninety (90) days beyond the originally scheduled meeting date by giving notice to each shareholder entitled to vote at the meeting so postponed.

DELINQUENT SECTION 16(A) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Funds' trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds' shares with the SEC. Those persons and entities are required by SEC regulation to furnish the Funds with copies of any Section 16(a) form they file. Based on a review of those forms furnished to the Funds, the Funds believe that their trustees and officers and investment adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year. Except as otherwise stated above, to the knowledge of each Fund's management, no person owns beneficially more than 10% of a class of the Fund's equity securities.

AUDIT COMMITTEE REPORT

The audit committee of each Fund's board of trustees reviews that Fund's annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls.

Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The committees have reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles.

The audit committees have also discussed with the independent auditors various matters as required by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and the independent auditors' independence. The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard

No. 1 (Independence Discussions with Audit Committees), and the representatives of the independent auditors confirmed to the committees their firm's independence.

Based on each audit committee's review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, each committee recommended that the respective Fund include the audited financial statements in the Fund's annual report.

The members of the audit committee are: Virginia G. Breen, John E. Neal, William R. Rybak, Karen L. Stuckey, Christopher M. Toub, and Lloyd A. Wennlund. If elected to the Board, it is expected that Mr. Armstrong and Mr. Phlegar will each serve as members of the audit committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committees of CHI, CHY, CSQ, CGO, CHW, CCD and CPZ selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to audit the books and records of that Fund for its fiscal year ended October 31, 2024. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees. D&T billed CHI, CHY, CSQ, CGO, CHW, CCD and CPZ aggregate fees for professional services rendered with respect to the audits of the Funds' annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
CHI	$47,665	$49,278
CHY	$50,493	$52,213
CSQ	$126,112	$119,081
CGO	$17,057	$17,145
CHW	$33,652	$31,720
CCD	$35,432	$37,690
CPZ	$25,399	$26,022

Audit Related Fees. D&T billed CHI, CHY, CSQ, CGO, CHW, CCD and CPZ aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements and not reported above for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
CHI	$15,033	$15,137
CHY	$15,951	$16,070
CSQ	$39,616	$35,980
CGO	$5,293	$4,967
CHW	$10,199	$9,337
CCD	$11,445	$11,520
CPZ	$8,201	$8,111

Tax Fees. D&T billed CHI, CHY, CSQ, CGO, CHW, CCD and CPZ aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
CHI	$0	$0
CHY	$0	$0
CSQ	$0	$0
CGO	$0	$0
CHW	$0	$0
CCD	$0	$0
CPZ	$0	$0

All Other Fees. During the past two fiscal years, D&T did not bill CHI, CHY, CSQ, CGO, CHW, CCD, or CPZ for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The charter of the audit committee of each Fund provides that the committee shall pre-approve the engagement of the Fund's independent accountant to provide audit and non-audit services to the Fund and non-audit services to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre- approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

All services provided to each Fund described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committees.

Aggregate Non-Audit Fees. D&T billed CHI, CHY, CSQ, CGO, CHW, CCD and CPZ aggregate fees for non-audit services for the past two fiscal years in the following amounts: All values in this chart remains zero for the fiscal year October 31, 2024.

Fund	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
CHI	$0	$0
CHY	$0	$0
CSQ	$0	$0
CGO	$0	$0
CHW	$0	$0
CCD	$0	$0
CPZ	$0	$0

The Funds' audit committees approved all such non-audit services.

D&T billed Calamos Advisors or any entity controlling, controlled or under common control with Calamos Advisors aggregate non-audit fees in the amount of $0 for the fiscal year ending October 31, 2024, and $0 for the fiscal year ended October 31, 2023, for services rendered.

Each Fund's audit committee has considered whether D&T's provision of services (other than audit services to each Fund) to CAM, Calamos Advisors and affiliates of Calamos Advisors is compatible with maintaining D&T's independence in performing audit services.

CUSTODIAN, FUND ACCOUNTING AGENT, AND
ADMINISTRATOR

Each Fund has entered into agreements with State Street Bank and Trust Company, whose principal business address is 100 Huntington Avenue, Boston, Massachusetts 02116, to provide custodian, fund accounting and administrative services.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Fund's governance committee by mail addressed to the Secretary of the Fund at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The

Secretary will forward any communication received for the governance committee directly to the committee. The Funds do not have a policy with regard to trustee attendance at annual meetings. Six of the trustees of each Fund attended the 2024 annual meeting.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for the 2026 annual meeting of a Fund should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act to the Secretary of the Fund at 2020 Calamos Court, Naperville, Illinois 60563-2787. Any such proposal must be received by us at the address above by the close of business on January 13, 2026. Shareholders who do not wish to submit a proposal for inclusion in the Funds' combined proxy statements and form of proxy for the 2026 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2026 annual meeting in accordance with each Fund's bylaws. Each Fund's bylaws require that advance notice be given to the Fund in the event a shareholder wishes to propose nominations for election to the board of trustees or propose other business to be properly brought before an annual meeting.

The required notice must be in writing and received at the address listed above between January 13, 2026 and the close of business on February 12, 2026. In order to be considered timely, such notice shall be delivered to the Fund's Secretary at the principal executive office of the Funds listed above and shall set forth all information required under the Fund's bylaws. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to shareholders.

Each Fund's bylaws provide that shareholders may only make proposals regarding underlying matters on which they are entitled to vote. In addition, nominations of persons for election as a trustee and the proposal of other business may be made at an annual meeting of shareholders by any shareholder who was a shareholder of record at the time of giving notice required by the Fund's bylaws and who held shares continuously until the time of the annual meeting (the "Holding Period"). Other than nominations of persons for election as a trustee, shareholders proposing other business must hold, together with any other shareholders proposing such business, at least 5% of the outstanding shares of the Fund or 5% of the outstanding shares of the series or class to which the proposal relates continuously through the Holding Period.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of each Fund's Agreement and Declaration of Trust and bylaws both of which have been filed as exhibits to each Fund's Form 8-K filed with the SEC on August 26, 2021. The Agreement and Declaration of Trust for CPZ and the bylaws of each Fund have been amended and such amendments were filed as exhibits to each Fund's Form 8-K filed with the SEC on May 14, 2024.

Copies of a Fund's bylaws are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. The Funds will also furnish, without charge, a copy of their bylaws to a shareholder upon request. Such requests should be directed to the Funds at 2020 Calamos Court, Naperville, Illinois 60563-2787 or by telephone at 1-800-582-6959.

By Order of the Board of
Trustees of each Fund,

Erik D. Ojala

Secretary

May 13, 2025

Appendix A

Procedures for Shareholder Nomination of Trustee Candidate

A Fund shareholder who wishes to nominate a candidate to a Fund's board of trustees must submit any such recommendation in writing via regular mail to the attention of the Fund's Secretary, at the address of the Fund's principal executive offices. The shareholder recommendation must include:

•  the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•  a description of all arrangements, agreements or understandings between the nominating shareholder and any other person or persons (including their names) pursuant to which the shareholder recommendation is being made (including the candidate), and if none, so specify;

•  a representation, which is complied with, that the nominating shareholder is a shareholder of record of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination;

•  a representation, which is complied with, that the nominating shareholder or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to shareholders entitled to cast the requisite number of votes to elect the nominee;

•  any other information relating to the nominating shareholder and beneficial owner, if any, that much be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved), or otherwise would be required, in each case pursuant to the Exchange Act and the rules and regulations promulgated thereunder;

•  a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•  information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the

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Funds, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the governance committee to make such determination;

•  the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Funds, if elected;

•  the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

•  such other information that would be helpful to the governance committees in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees' chairman or by legal counsel to the non-interested trustees, the Funds' Secretary will promptly forward all shareholder recommendations to the governance committees' chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committees may dispose of the shareholder recommendation.

A-2

PROXYEVERY VOTE IS IMPORTANT CALAMOS CLOSED-END FUNDS PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. CALAMOS CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2025 PROXY FOR COMMON SHARES SOLICITED BY THE BOARD OF TRUSTEES. The undersigned appoints John P. Calamos, Sr., and Erik D. Ojala, each with power of substitution, to vote all common shares that the undersigned is entitled to vote at the joint annual meeting of shareholders of the Fund(s) referenced on the back of this card to be held in the Calamos Café on the lower levels of the offices of CALAMOS ADVISORS LLC, 2020 Calamos Court, Naperville, Illinois at 4:00 p.m., Central Time, on June 23, 2025 and at any adjournment or postponement thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. Please refer to the Joint Proxy Statement for a discussion of these matters. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. CAL_34544_042925 PLEASE SIGN AND DATE ON THE REVERSE SIDE xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE IN PERSON Attend Shareholder Meeting 2020 Calamos Court Naperville, Illinois on June 23, 2025

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Calamos Closed-End Funds Joint Annual Shareholders Meeting to be held on June 23, 2025, at 4:00 p.m. (Central Time) The Notice of the Joint Annual Meeting, Joint Proxy Statement and Proxy card for this meeting are available at: www.Calamos.com/fundproxy FUNDS FUNDS FUNDS Calamos Strategic Total Return Fund Calamos Global Total Return Fund Calamos Convertible and High Income Fund Calamos Convertible Opportunities and Income Fund Calamos Global Dynamic Income Fund Calamos Dynamic Convertible and Income Fund Calamos Long/Short Equity & Dynamic Income Trust Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW. 1. Election of Trustees: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Nominees: 01. Hugh P. Armstrong 02. John S. Koudounis 03. Jeffrey S. Phlegar 04. Lloyd A. Wennlund FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01. Calamos Strategic Total Return Fund 02. Calamos Global Total Return Fund 03. Calamos Convertible and High Income Fund 04. Calamos Convertible Opportunities and Income Fund 05. Calamos Global Dynamic Income Fund 06. Calamos Dynamic Convertible and Income Fund 3. Election of Trustees: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Nominees: 01. Hugh P. Armstrong 02. Virginia G. Breen 03. John S. Koudounis 04. Jeffrey S. Phlegar 05. Lloyd A. Wennlund FOR WITHHOLD FOR ALL ALL ALL EXCEPT Calamos Long/Short Equity & Dynamic Income Trust B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx CAL1 34544 xxxxxxxx / /

PROXY EVERY VOTE IS IMPORTANT CALAMOS CLOSED-END FUNDS PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. CALAMOS CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2025 PROXY FOR PREFERRED SHARES SOLICITED BY THE BOARD OF TRUSTEES. The undersigned appoints John P. Calamos, Sr., and Erik D. Ojala, each with power of substitution, to vote all preferred shares that the undersigned is entitled to vote at the joint annual meeting of shareholders of the Fund(s) referenced on the back of this card to be held in the Calamos Café on the lower levels of the offices of CALAMOS ADVISORS LLC, 2020 Calamos Court, Naperville, Illinois at 4:00 p.m., Central Time, on June 23, 2025 and at any adjournment or postponement thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. Please refer to the Joint Proxy Statement for a discussion of these matters. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. CAL_34544_042925_Pref PLEASE SIGN AND DATE ON THE REVERSE SIDE xxxxxxxxxxxxxx code VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE IN PERSON Attend Shareholder Meeting 2020 Calamos Court Naperville, Illinois on June 23, 2025

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Calamos Closed-End Funds Joint Annual Shareholders Meeting to be held on June 23, 2025, at 4:00 p.m. (Central Time) The Notice of the Joint Annual Meeting, Joint Proxy Statement and Proxy card for this meeting are available at: www.Calamos.com/fundproxy FUNDS FUNDS FUNDS Calamos Strategic Total Return Fund Calamos Global Total Return Fund Calamos Convertible and High Income Fund Calamos Convertible Opportunities and Income Fund Calamos Global Dynamic Income Fund Calamos Dynamic Convertible and Income Fund Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW. 1. Election of Trustees: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Nominees: 02. Hugh P. Armstrong 02. John S. Koudounis 03. Jeffrey S. Phlegar 04. Lloyd A. Wennlund FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01. Calamos Strategic Total Return Fund 02. Calamos Global Total Return Fund 03. Calamos Convertible and High Income Fund 04. Calamos Convertible Opportunities and Income Fund 05. Calamos Global Dynamic Income Fund 06. Calamos Dynamic Convertible and Income Fund 2. Election of Trustee: Nominee: 02. Virginia G. Breen FOR WITHHOLD FOR WITHHOLD 01. Calamos Strategic Total Return Fund 02. Calamos Global Total Return Fund 03. Calamos Convertible and High Income Fund 04. Calamos Convertible Opportunities and Income Fund 05. Calamos Global Dynamic Income Fund 06. Calamos Dynamic Convertible and Income Fund B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx CAL2 34544 xxxxxxxx / /